INVESTOR PRESENTATION January 2022

FORWARD-LOOKING STATEMENTS Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward- looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity. Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the Covid-19 coronavirus pandemic, current economic and credit crisis, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings. 2

BIG LOTS IS A COMPELLING INVESTMENT OPPORTUNITY • Tremendous runway for growth through footprint expansion and market-share gain • Clear positioning as a home discount retailer • Unique assortment and rapidly developing omnichannel capabilities • Growing base of loyal customers • Value never goes out of style! 3

ABOUT BIG LOTS OUR COMPETITIVE ADVANTAGE OPERATION NORTH STAR OUR FINANCIAL GOALS 4

WE HAVE A CLEAR PURPOSE & VISION GROUNDED IN OUR VALUES OUR PURPOSE OUR VISION Be the BIG difference for a better life by… OUR VALUES § …delivering unmatched value and surprising products § …building a “best places to grow” culture § …engaging with partners to innovate & execute § …rewarding shareholders with top tier returns § …doing good as we do well § We are customer obsessed! § We play to win! § We are courageous! § We treat all with respect! § We are one team! We help people live BIG and save LOTS 5

RANKED 449TH in the Fortune 500 in 2020 ~22,800 SELLING SQ FT per store 22 MILLION Rewards members 10% CAGR over last 5 years >5% eComm Penetration eComm Sales 4x vs 2019 AT A GLANCE $6.2 BILLION Trailing 12- month sales 1,431 Stores across 47 states WE HAVE NATIONAL SCALE AND A STRONG OMNICHANNEL PRESENCE 6

WE OFFER A BROAD AND WELL-BALANCED MERCHANDISE ASSORTMENT Furniture, 30% Food & Consumables, 26% Hard & Soft Home, 26% The Lot, Apparel, Electronics, etc., 9% Note: Percentages are shares of total company year-to-date sales through Q3 2021.7 Seasonal, 9%

14 15 17 19 21 2210% CAGR Rewards Customers (M) WE HAVE A GROWING BASE OF LOYAL CUSTOMERS 2016 202020192017 2018 20211 1. As of end of Q3 2021. OVER 75% FEMALE SPANS ALL INCOME BRACKETS MAJORITY AGE 40+, SHIFTING YOUNGER LIVES FOR HER HOME & FAMILY ENJOYS HUNTING FOR TREASURES & BARGAINS LOVES TO HOST & ENTERTAIN CROSS-SHOPS WIDE RANGE OF CATEGORIES SHOPS OMNI-CHANNEL SPENDS 38% MORE AS A REWARDS MEMBER 8

WE DO GOOD AS WE DO WELL WE PARTNER WITH NATIONAL NONPROFITS… …AND HAVE A STRONG FOCUS ON ESG CLICK HERE TO FIND OUR BIG CARES REPORT ONLINE! 9

ABOUT BIG LOTS OUR COMPETITIVE ADVANTAGE OPERATION NORTH STAR OUR FINANCIAL GOALS 10

WE ARE A VALUE-OBSESSED HOME DISCOUNT RETAILER SPECIALTY DISCOUNT (Single-category, off-price) GENERAL DISCOUNT (Multi-category, off-price) GENERAL MERCHANTS (Multi-category, EDLP) SPECIALTY MERCHANTS (Single-category, EDLP) LEAST CROWDED SPACE, WITH ROOM TO GROW BROAD AND DIVERSIFIED NOT EASILY REPLICATED AT A NATIONAL SCALE 11

WHY SHE SHOPS US… THE BARGAIN HUNT Big Buys and closeouts THE TREASURE HUNT Unique seasonal and trend items SHIFTING OUR ASSORTMENT TO TWO THIRDS IN & OUT, FROM LESS THAN HALF TODAY THE CONVENIENCE TRIP Reliable assortment of simple to shop essentials 12

EXCEPTIONAL VALUE Limited time deals, off-price closeouts, Broyhill® & Real Living brands SURPRISING PRODUCTS Unique, quirky items, seasonal trends, nostalgic finds EASY SHOPPING True-omni channel offering, easy to navigate store/website, take home today, multiple payment types DELIGHTFUL EXPERIENCE Fun, colorful store, friendly associates, neighborhood feel WHY SHE LOVES US… 13

BUILDING A COMPELLING VALUE PROPOSITION WHO WE ARE… HOME DISCOUNT RETAILER WHY SHE SHOPS US… Exceptional value Surprising products Delightful experience Easy shopping WHY SHE LOVES US… Only multi-category in-and-out merchant with true national scale Unique, emotionally connected brand experience Unmatched omnichannel business in discount HOW WE WIN… Bargain Hunt Treasure Hunt Convenience 14

ABOUT BIG LOTS OUR COMPETITIVE ADVANTAGE OPERATION NORTH STAR OUR FINANCIAL GOALS 15

OPERATION NORTH STAR IS OUR MULTI-YEAR TRANSFORMATIONAL GROWTH AND VALUE- CREATION PLAN LAUNCHED IN 2019 FUND ENABLE GROW Store count growth Sales productivity eCommerce acceleration Brand activation and customer growth Pricing and COGS program Promos and markdowns Shrink and loss reduction Structural expense reduction and leverage Supply chain investment Customer experience (stores & online) Talent and capabilities Data and technology G RO W FU N D EN A BL E 16

OUR VALUE-CREATION OPPORTUNITY IS UNDERPINNED BY... • A Long Runway for Growth • Significant Margin Opportunity • Consistent Cash Flow Generation & Capital Return And We Are Already Realizing Many Quick Wins… 17

OUR RUNWAY FOR GROWTH… 500+ Potential new store locations $1.5-$2B Opportunity through new store growth $1B+ Opportunity to improve productivity 15%+ Increase in sales productivity potential 10%-15% eCommerce penetration $0.5-$1B+ Opportunity in eCommerce sales growth Note: eCommerce sales are not fully incremental since partially fulfilled through stores. 18

GROWING OUR STORE FOOTPRINT § Returning to growth after decade of flat store count § 500+ opportunities across established market fill-ins, rural/small town markets, and under-penetrated geographies § Adding 50+ net new stores in 2022 and accelerating after 2022 to 80+ per year § New stores delivering accretive economics with EBITDA margins >10% and IRRs >20% § Store intervention program successfully reducing closures 19

SALES PRODUCTIVITY DRIVERS § Optimizing assortments, through category discipline and space planning § Rolling out our Next Gen Furniture Sales model to 500+ stores § Growing Furniture with Broyhill®, modern assortments, and expanded distribution § Winning Seasonal year-round § Expanding our rapidly-growing Apparel offering § Growing our Owned Brands § Driving innovation pipeline with the Lot & Queue, Lots Under $5, “Big Buys” and more 20

DRIVING eCOMM ACCELERATION § Removing friction points with enhanced search, easy checkout and financing options § Increasing website personalization, including product best sellers and new arrivals § Accelerating supplier direct fulfillment and extending our aisle and assortment § Growing site traffic through targeted marketing and increased national presence § Providing nationwide same-day and 2-day delivery options 21

ACTIVATING OUR BRAND § Creating a community of bargain hunters and treasure seekers § Driving incremental visits from new and existing customers § Increasing brand awareness, consideration, and purchasers § Driving personalized marketing based on our customer data platform Continuing the breakthrough “Be A BIGionaire” ad campaign featuring new celebrity BIGionaires Retta (Parks & Recreation) Eric Stonestreet (Modern Family) Molly Shannon (Saturday Night Live) 22

SIGNIFICANT MARGIN OPPORTUNITY Managed Rate Optimization Accretive Strategic Growth 100-200 bps Gross Margin expansion through: • Pricing and promotion optimization • Space planning and per-store allocation • Mix benefits • Shrink and loss reduction • COGS productivity • Supply chain normalization Low threshold for expense leverage: • Variable expense flex only 5% to 8% of sales increase • Ongoing structural SG&A savings opportunity Accretive online growth through store fulfillment: • BOPIS sales very profitable Accretive new store economics: • EBITDA margins >10% and ROIC >20% • New stores on average achieve chain productivity within two years 23

CONSISTENT CASH FLOW GENERATION AND CAPITAL RETURNS • History of strong free cash flow • Over $1 billion returned to shareholders since 2016 • Capex spend achieving ROIC well in excess of weighted-average cost of capital • Strong capital allocation discipline • Excellent liquidity access and debt-free balance sheet $38 $45 $51 $48 $47 $33 $250 $150 $100 $50 $173 $327 $(20) $30 $80 $130 $180 $230 $280 $330 $380 2016 2017 2018 2019 2020 Through Q3 2021 DIVIDENDS | SHARE REPURCHASES 24

BUILDING A SUPPLY CHAIN TO SUPPORT OUR GROWTH • Expanding Forward DC network to support bulk product and increase speed to store • Modernizing supply chain technology through investing in Transportation Management, End-to-End Supply Chain Visibility, and Order Management System • Enhancing eCommerce fulfillment: expanding final mile carrier capabilities and ship from store network • Deploying 3PL “pop-up” bypass DCs: creating flexible capacity Regional DCs SUPPLY CHAIN NETWORK eCommerce DC Forward DCs Temporary Seasonal Bypass DCs Ship from Store Locations 25

IMPROVING OUR CUSTOMER EXPERIENCE § Over 37,000 associates that Bring their BIG! everyday, with top quartile NPS § Customer-centric focus that provides a friendly, delightful shopping experience § Updating 800 stores through Project Refresh to deliver a consistent and upgraded brand experience § Upgrading signage, vestibules, flooring, wall graphics, painting, remodeling bathrooms § 250 stores to be refreshed by mid-2022 26

WE HAVE A SEASONED AND AMBITIOUS MANAGEMENT TEAM BRINGING THIS ALL TOGETHER!



Bruce Thorn
President & CEO
Prior Experience: Tailored Brands, PetSmart, GAP Inc.
Joined Big Lots: 2018



Eddie Burt
Supply Chain
Prior Experience: GNC, Home Depot, PetSmart, Target
Joined Big Lots: 2019



Nick Padovano
Store Operations
Prior Experience: Lowe's, Hudson Bay Company
Joined Big Lots: 2014



Shannon Letts
Real Estate
Prior Experience: Walton Enterprises, Walmart
Joined Big Lots: 2021



Andrej Mueller
Strategy
Prior Experience: Boston Consulting Group
Joined Big Lots: 2019



Mike Schlonsky
Human Resources
Prior Experience: Schottenstein Zox and Dunn
Joined Big Lots: 1993

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WE HAVE A SEASONED AND AMBITIOUS MANAGEMENT TEAM BRINGING THIS ALL TOGETHER!



Gurmeet Singh
Technology
Prior Experience: Al-Futtaim Group, Boston Consulting Group, 7-Eleven
Joined Big Lots: 2021



Jonathan Ramsden
Finance
Prior Experience: Abercrombie & Fitch, Omnicom Group Inc.
Joined Big Lots: 2019



Rocky Robins
Legal
Prior Experience: Vorys, Sater, Seymour and Pease LLP, Abercrombie & Fitch
Joined Big Lots: 2015



Erica Fortune
eCommerce
Prior Experience: Express, The Limited, Bath & Body Works, Abercrombie & Fitch
Joined Big Lots: 2014



Joice Wirkus
Marketing
Prior Experience: PetSmart
Joined Big Lots: 2019



Jack Pestello
Merchandising
Prior Experience: Walmart, Woolworths, Daymon Worldwide
Joined Big Lots: 2020

BIG LOTS!

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ABOUT BIG LOTS OUR COMPETITIVE ADVANTAGE OPERATION NORTH STAR OUR FINANCIAL GOALS 29

SALES $8-$10B WE HAVE AMBITIOUS LONG-TERM FINANCIAL TARGETS OPERATING MARGIN 6%-8% ROIC1 20%-25% Defined growth drivers Gross margin expansion and disciplined expense management Accretive investments and ongoing return of capital 1 ROIC defined as adjusted (non-GAAP) trailing 12-month net operating profit after tax divided by average invested capital (long-term debt and shareholders’ equity) over the same time period.30

SALES GROWTH FUNDAMENTALS FOR ACHIEVING OUR LONG-TERM GOALS CAPITAL ALLOCATION DISCIPLINE OPERATING MARGIN IMPROVEMENT • Consistent low-single digit comparable sales growth • Opening 80+ net new stores per year • Growing eCommerce to over $1 billion channel • Driving gross margin expansion vs. 2021 through pricing and promotion optimization, new tools, COGS productivity, shrink, mix • Expense leverage from growth and structural savings, net of additional growth investments • Capital investment scaling to ~$250 million per year • Improving inventory efficiency • Maintaining our dividend with annual reviews • Continuing share repurchases to augment returns 31

APPENDICES 32

HISTORIC FINANCIALS ($ in millions except EPS) $3.64 $4.45 $4.04 $3.67 $7.35 2016 2017 2018 2019 2020 ADJUSTED EARNINGS PER SHARE(1) (1) See slides 37-41 for the reconciliation of GAAP to non-GAAP Adjusted Gross Margin, Adjusted Operating Margin and Adjusted Earnings per Share. 40.4% 40.7% 40.5% 39.8% 40.3% 2016 2017 2018 2019 2020 ADJUSTED GROSS MARGIN(1) $5,194 $5,264 $5,238 $5,323 $6,199 0.9% 0.4% 1.2% 0.3% 16.1% 2016 2017 2018 2019 2020 TOTAL SALES | COMPS 5.2% 5.7% 4.4% 3.9% 6.4% 2016 2017 2018 2019 2020 ADJUSTED OPERATING MARGIN(1) 33

HISTORIC CAPITAL ALLOCATION ($ in millions) (1) ROIC defined as adjusted (non-GAAP) trailing 12-month net operating profit after tax divided by average invested capital (long-term debt and shareholders’ equity) over the same time period. See slides 37-41 for the reconciliation of GAAP to Non-GAAP net income. $38 $45 $51 $48 $47 $250 $150 $100 $50 $173 2016 2017 2018 2019 2020 DIVIDENDS | SHARE REPURCHASES $90 $143 $232 $265 $135 2016 2017 2018 2019 2020 CAPITAL EXPENDITURES 21.2% 23.7% 18.1% 13.8% 22.8% 2016 2017 2018 2019 2020 RETURN ON INVESTED CAPITAL(1) 34

HISTORIC STORE INFORMATION 1,432 1,416 1,401 1,404 1,408 2016 2017 2018 2019 2020 STORE COUNT 31.5 31.4 31.2 31.7 32.0 2016 2017 2018 2019 2020 SQUARE FOOTAGE (IN MILLIONS) $164 $168 $168 $168 $194 2016 2017 2018 2019 2020 SALES PER SELLING SQUARE FOOT 35

In thousands, except earnings per share 2016 2017(3) 2018 2019 2020 Net Sales $ 5,193,995 $ 5,264,362 $ 5,238,105 $ 5,323,180 $ 6,199,186 Adjusted Gross Margin(1) $ 2,099,419 $ 2,142,442 $ 2,121,895 $ 2,120,732 $ 2,497,386 Adjusted Gross Margin Rate(1) 40.4% 40.7% 40.5% 39.8% 40.3% Adjusted Operating Expenses(1)(2) $ 1,827,473 $ 1,844,089 $ 1,892,868 $ 1,912,802 $ 2,099,935 Adjusted Operating Expense Rate(1)(2) 35.2% 35.0% 36.1% 35.9% 33.9% Adjusted Operating Profit(1) $ 271,946 $ 298,353 $ 229,027 $ 207,930 $ 397,451 Adjusted Operating Profit Rate(1) 5.2% 5.7% 4.4% 3.9% 6.4% Adjusted Diluted Earnings per Share(1) $ 3.64 $ 4.45 $ 4.04 $ 3.67 $ 7.35 Diluted Weighted Average Shares 45,974 43,300 40,962 39,351 39,067 (1)Adjusted 2016 through 2020 results are non-GAAP financial measures. See slides 37-41 for a reconciliation of the reported GAAP results to the adjusted non-GAAP results. (2)Operating Expenses are comprised of adjusted Selling and Administrative Expenses, Depreciation Expense, and Adjusted Gain on Sales of Distribution Centers (3)Fiscal 2017 was comprised of 53 weeks SUMMARY FINANCIAL HISTORY (NON-GAAP) 36

FISCAL 2016 GAAP TO NON-GAAP RECONCILIATION As Reported Adjustment to exclude pension costs Gain on sale of real estate As Adjusted (non-GAAP) Selling and administrative expenses $ 1,730,956 $ (27,766) $ 3,823 $ 1,707,013 Selling and administrative expense rate 33.3% (0.5%) 0.1% 32.8% Operating profit 248,003 27,766 (3,823) 271,946 Operating profit rate 4.8% 0.5% (0.1%) 5.2% Income tax expense 91,471 10,976 (1,412) 101,035 Effective income tax rate 37.4% 0.3% (0.0%) 37.7% Net income 152,828 16,790 (2,411) 167,207 Diluted earnings per share $ 3.32 $ 0.37 $ (0.05) $ 3.64 The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, adjusted diluted earnings per share, and adjusted diluted earnings per share are “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”): (1) all costs associated with the Company’s pension plans, as the Company completed termination and distribution proceedings in 2016, which totaled $27,766 ($16,790, net of tax); (2) a pretax adjustment for a gain on the sale of real estate of $3,823 ($2,411, net of tax). The pension costs encompass all items associated with net periodic benefit costs, including curtailment and settlement charges, and professional fees associated with the plan and plan termination proceedings. Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial conditions. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance. 37

FISCAL 2017 GAAP TO NON-GAAP RECONCILIATION As Reported Adjustment to exclude gain on insurance recoveries Impact on deferred taxes resulting from U.S. tax reform As Adjusted (non-GAAP) Selling and administrative expenses $ 1,723,996 $ 3,000 $ - $ 1,726,996 Selling and administrative expense rate 32.7% 0.1% - 32.8% Operating profit 301,353 (3,000) - 298,353 Operating profit rate 5.7% (0.1%) - 5.7% Income tax expense 105,522 (1,149) (4,517) 99,856 Effective income tax rate 35.7% (0.0%) (1.5%) 34.2% Net income 189,832 (1,851) 4,517 192,498 Diluted earnings per share $ 4.38 $ (0.04) $ 0.10 $ 4.45 The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non- GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with GAAP (1) a pretax gain on insurance recoveries associated with merchandise-related legal matters of $3,000 ($1,851, net of tax); and (2) the impact to deferred taxes resulting from the U.S. Tax Cuts and Jobs Act of 2017 of $4,517. 38

FISCAL 2018 GAAP TO NON-GAAP RECONCILIATION As Reported Adjustment to exclude CEO retirement costs Adjustment to exclude shareholder litigation matter As Adjusted (non-GAAP) Selling and administrative expenses $ 1,778,416 $ (7,018) $ (3,500) $ 1,767,898 Selling and administrative expense rate 34.0% (0.1%) (0.1%) 33.8% Operating profit 218,509 7,018 3,500 229,027 Operating profit rate 4.2% 0.1% 0.1% 4.4% Income tax expense 50,719 895 879 52,493 Effective income tax rate 24.4% (0.4%) (0.0%) 24.1% Net income 156,894 6,123 2,621 165,638 Diluted earnings per share $ 3.83 $ 0.15 $ 0.06 $ 4.04 The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non- GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) (1) the costs associated with the retirement of our former CEO of $7,018 ($6,123, net of tax); and (2) a pretax charge related to the settlement in principle of shareholder litigation matters of $3,500 ($2,621, net of tax). 39

FISCAL 2019 GAAP TO NON-GAAP RECONCILIATION

	As Reported	Impact to exclude department exit inventory impairment	Impact to exclude transformational restructuring costs	Adjustment to exclude legal settlement loss contingencies	Adjustment to exclude gain on sale of distribution center	As Adjusted (non-GAAP)
Gross margin	$ 2,114,682	$ 6,050	$ -	$ -	$ -	$ 2,120,732
Gross margin rate	39.7%	0.1%	-	-	-	39.8%
Selling and administrative expenses	1,823,409	-	(38,338)	(7,250)	-	1,777,821
Selling and administrative expense rate	34.3%	-	(0.7%)	(0.1%)	-	33.4%
Gain on sale of distribution center	(178,534)	-	-	-	178,534	-
Gain on sale of distribution center rate	(3.4%)	-	-	-	3.4%	-
Operating profit	334,826	6,050	38,338	7,250	(178,534)	207,930
Operating profit rate	6.3%	0.1%	0.7%	0.1%	(3.4%)	3.9%
Income tax expense	75,084	1,553	9,836	1,696	(41,930)	46,239
Effective income tax rate	23.6%	0.0%	0.1%	(0.0%)	0.6%	24.3%
Net income	242,464	4,497	28,502	5,554	(136,604)	144,413
Diluted earnings per share	$ 6.16	$ 0.11	$ 0.72	$ 0.14	$ (3.47)	$ 3.67

The above adjusted gross margin, adjusted gross margin rate, adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted gain on sale of distribution center, adjusted gain on sale of distribution center rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") (1) an inventory impairment amount of $6,050 ($4,497, net of tax) as a result of a merchandise department exit; (2) the costs associated with a transformational restructuring initiative of $38,338 ($28,502, net of tax); (3) a pretax charge related to estimated legal settlement of employee class actions of $7,250 ($5,554, net of tax); and (4) a gain resulting from the sale of our Rancho Cucamonga, California distribution center of $178,534 ($136,604, net of tax).

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BIG LOTS!

FISCAL 2020 GAAP TO NON-GAAP RECONCILIATION As Reported Adjustment to exclude gain on sale of distribution centers and related expenses As Adjusted (non-GAAP) Selling and administrative expenses $ 1,965,555 $ (3,956) $ 1,961,599 Selling and administrative expense rate 31.7% (0.1%) 31.6% Gain on sale of distribution centers (463,053) 463,053 - Gain on sale of distribution centers rate (7.5%) 7.5% - Operating profit 856,548 (459,097) 397,451 Operating profit rate 13.8% (7.4%) 6.4% Income tax expense 215,415 (117,194) 98,221 Effective income tax rate 25.5% (0.0%) 25.5% Net income 629,191 (341,903) 287,288 Diluted earnings per share $ 16.11 $ (8.75) $ 7.35 The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted gain on sale of distribution centers, adjusted gain on sale of distribution centers rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) a gain resulting from the sale of our Columbus, OH; Durant, OK; Montgomery, AL; and Tremont, PA distribution centers and the related expenses of $459,097 ($341,903, net of tax). 41